American                                                For performance, purchase,
Performance                                             and
MONEY MARKET                                            redemption information, call
Funds                                                   (800) 762-7085
Two Stable Net Asset Value                              3435 Stelzer Road
Investment Portfolios of                                Columbus, Ohio 43219
American Performance Funds

--------------------------------------------------------------------------------
PROSPECTUS
--------------------------------------------------------------------------------

     The American Performance Money Market Funds (the "Money Market Funds") are two stable net asset value portfolios of the AMERICAN PERFORMANCE FUNDS (the "Funds"), a diversified open-end management investment company which currently consists of ten separately managed portfolios. All securities or instruments in which the Money Market Funds invest have remaining maturities of 397 days or less, although obligations subject to repurchase agreements and certain variable and floating rate instruments may bear longer maturities. Each Money Market Fund seeks current income with liquidity and stability of principal.

     AMERICAN PERFORMANCE U.S. TREASURY FUND (the "U.S. Treasury Fund") invests exclusively in U.S. Treasury bills, notes, and other obligations backed by the full faith and credit of the U.S. government, some of which may be subject to repurchase agreements.

     AMERICAN PERFORMANCE CASH MANAGEMENT FUND (the "Cash Management Fund") invests in U.S. dollar-denominated, high quality, short-term debt and other short-term obligations of high quality.
                                                   (Continued on following page)
--------------------------------------------------------------------------------
AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------
THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BANK OF OKLAHOMA, N.A. OR ANY OF ITS AFFILIATES. THE FUNDS' SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR BY ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

The date of this Prospectus is December 17, 1997, as revised January 7, 1998.



prospectus

(Continued from previous page)

     Bank of Oklahoma, N.A., Tulsa, Oklahoma ("BOK") serves as investment adviser ("Investment Adviser") to the Money Market Funds. AMR Investment Services, Inc. ("AMR") serves as investment sub-adviser ("Sub-Adviser") to the Cash Management Fund. BISYS Fund Services, Columbus, Ohio ("BISYS" or the "Distributor") acts as the Administrator and Distributor to the Money Market Funds.
     This Prospectus relates only to the Money Market Funds. The Funds also include four bond portfolios to which BOK serves as Investment Adviser: the American Performance Bond Fund, the American Performance Intermediate Bond Fund, and the American Performance Short-Term Income Fund, each of which seeks current income, and the American Performance Intermediate Tax-Free Bond Fund, which seeks current income exempt from Federal taxation, through investing in diversified portfolios of bonds and other fixed income securities (collectively, the "American Performance Bond Investment Funds"). The Funds also include four equity portfolios to which BOK serves as Investment Adviser: the American Performance Equity Fund and the American Performance Aggressive Growth Fund, each of which seeks growth of capital and, secondarily, income through investing primarily in common stocks and securities convertible into common stocks, the American Performance Balanced Fund, which seeks current income and, secondarily, long-term capital growth by investing primarily in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds and the American Performance Growth Equity Fund, which seeks long-term capital appreciation income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks (collectively, the "American Performance Equity Investment Funds"). Persons who wish to obtain a copy of the Prospectus for the American Performance Bond Investment Funds or the American Performance Equity Investment Funds may contact the Funds at the telephone number shown above.

     A Statement of Additional Information dated December 17, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information can be obtained without charge by writing to or calling the Funds at the address or telephone number shown above.

     This Prospectus sets forth concisely the information about the Money Market Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference.
TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
Fee Table...................................................................     3
Financial Highlights........................................................     5
Investment Objective........................................................     6
Investment Policies and Special Considerations..............................     7
Other Investment Techniques of the Money Market Funds.......................     9
Investment Restrictions.....................................................    12
Valuation of Shares.........................................................    13
How to Purchase Shares......................................................    14
Sales Charges...............................................................    16
Exchange Privilege..........................................................    16
How to Redeem Shares........................................................    17
Dividends...................................................................    19
Federal Income Taxes........................................................    19
Distribution................................................................    20
Management of the Money Market Funds........................................    21
General Information.........................................................    24

prospectus

FEE TABLE

                                                                         U.S. TREASURY     CASH MANAGEMENT
                                                                              FUND               FUND
                                                                         --------------    ----------------
SHAREHOLDER TRANSACTION EXPENSES(1)
------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)..............................................................            0%                 0%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
  offering price).....................................................            0%                 0%
Deferred Sales Load (as a percentage of original purchase price or
  redemption proceeds, if applicable).................................            0%                 0%
Redemption Fees(2) (as a percentage of amount redeemed, if
  applicable).........................................................            0%                 0%
Exchange Fees.........................................................       $    0             $    0
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------
  Management Fees.....................................................         0.40%              0.40%
  12b-1 Fees(3) (after voluntary fee reductions)......................            0%                 0%
  Other Expenses......................................................         0.32%              0.32%
                                                                              -----              -----
Total Fund Operating Expenses(4) (after voluntary fee reduction)......         0.72%              0.72%
                                                                              =====              =====

EXAMPLE:
------------------------------------------------------------------------------------------------------
  You would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                         U.S. TREASURY     CASH MANAGEMENT
                                                                              FUND               FUND
                                                                         --------------    ----------------
1 Year................................................................        $  7               $  7
3 Years...............................................................        $ 23               $ 23
5 Years...............................................................        $ 40               $ 40
10 Years..............................................................        $ 89               $ 89

     The purpose of the above table is to assist a potential purchaser of Shares of the U.S. Treasury Fund and the Cash Management Fund in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The examples reflect voluntary reductions of 12b-1 Fees. Although the Distributor currently has agreed to these voluntary reductions, it may cease to provide these reductions, which would have the effect of increasing the expenses set forth above in the examples. Such expenses do not include any fees charged by BOK or any of its affiliates to its customers' account which may have invested in Shares of a Fund. See "MANAGEMENT OF THE MONEY MARKET FUNDS" and "DISTRIBUTION" for a more complete discussion of the transaction expenses and annual operating expenses of each Fund.

     THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
------------
(1) Participating Organizations (as defined in "DISTRIBUTION") may charge a Customer (as defined in "DISTRIBUTION") account fees for automatic investment and other investment and trust services provided in connection with investment in the Funds. (See "HOW TO PURCHASE SHARES.")
(2) A wire redemption charge may be deducted from the amount of a wire redemption payment made at the request of a Shareholder. The current charge, which is subject to change upon notice to Shareholders, is $15.00. (See "HOW TO REDEEM SHARES -- By Telephone.")

                                                                      prospectus

(3) In order to reduce operating expenses, the Distributor has voluntarily agreed to reduce the 12b-1 Fees. Absent a voluntary fee reduction, the 12b-1 Fees would be 0.25% of the average daily net assets for the U.S. Treasury Fund and the Cash Management Fund, respectively.
(4) Absent a voluntary fee reduction, the Total Fund Operating Expenses would be 0.97% and 0.97% of the average daily net assets of the U.S. Treasury Fund and the Cash Management Fund, respectively.

prospectus

FINANCIAL HIGHLIGHTS

The American Performance Funds were organized as a Massachusetts business trust and began active operations in August of 1990. The Funds currently consist of ten series of units of beneficial interest ("Shares"). Two such series represent interests in the U.S. Treasury Fund and the Cash Management Fund.

The Tables below set forth certain financial highlights for the U.S. Treasury Fund and the Cash Management Fund for the periods indicated. The most recent five years of each Table are part of the Funds' financial statements which are included in the Funds' Annual Report and are incorporated by reference into the Statement of Additional Information, which a Shareholder may obtain by calling the Funds. The financial statements have been audited by KPMG Peat Marwick LLP, independent public accountants for the Funds, whose report thereon, is included in the Funds' Annual Report.

                                                             CASH MANAGEMENT FUND
                              ----------------------------------------------------------------------------------
                                                                                                   SEPTEMBER 21,
                                                    YEAR ENDED AUGUST 31,                             1990 TO
                              ------------------------------------------------------------------    AUGUST 31,
                                1997          1996       1995       1994       1993       1992        1991(a)
                              --------      --------   --------   --------   --------   --------   -------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..................... $  1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000      $ 1.000
                              --------      --------   --------   --------   --------   --------      -------
INVESTMENT ACTIVITIES
    Net investment income....    0.049         0.050      0.052      0.030      0.028      0.042        0.063
    Net realized loss on
      investments............    (0.10)           --         --         --         --         --           --
                              --------      --------   --------   --------   --------   --------      -------
DISTRIBUTIONS
    Net investment income....   (0.049)       (0.050)    (0.052)    (0.030)    (0.028)    (0.042)      (0.063)
    Capital Transaction......    0.010
                              --------      --------   --------   --------   --------   --------      -------
NET ASSET VALUE, END OF
  PERIOD..................... $  1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000      $ 1.000
                              ========      ========   ========   ========   ========   ========      =======
Total Return.................     5.05%(d)      5.14%      5.30%      3.08%      2.87%      4.38%        6.55%(c)
RATIOS/SUPPLEMENT DATA:
    Net Assets at end of
      period (000)........... $331,095      $375,797   $194,807   $195,490   $167,269   $152,652      $95,962
    Ratio of expenses to
      average net assets.....     0.72%         0.71%      0.74%      0.78%      0.78%      0.79%        0.76%(b)
    Ratio of net investment
      income to average net
      assets.................     4.93%         5.01%      5.18%      3.05%      2.80%      4.14%        6.75%(b)
    Ratio of expenses to
      average net assets*....     0.97%         0.96%      0.99%      0.98%      0.98%      1.03%        1.01%(b)
    Ratio of net investment
      income to average net
      assets*................     4.68%         4.76%      4.94%      2.85%      2.60%      3.91%        6.50%(b)

------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Unannualized.
(d) The total return includes the effect of a capital contribution of $0.010 per share. The return without capital contribution would have been 4.05%.

                                                                      prospectus

                                                                U.S. TREASURY FUND
                                  ------------------------------------------------------------------------------
                                                                                                    SEPTEMBER 5,
                                                       YEAR ENDED AUGUST 31,                          1990 TO
                                  ---------------------------------------------------------------    AUGUST 31,
                                    1997       1996       1995       1994       1993       1992       1991(a)
                                  --------   --------   --------   --------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................... $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                  --------   --------   --------   --------   --------   --------      -------
INVESTMENT ACTIVITIES
    Net investment income........    0.046      0.047      0.048      0.028      0.025      0.038        0.061
                                  --------   --------   --------   --------   --------   --------      -------
DISTRIBUTIONS
    Net investment income........   (0.046)    (0.047)    (0.048)    (0.028)    (0.025)    (0.038)      (0.061)
                                  --------   --------   --------   --------   --------   --------      -------
NET ASSET VALUE, END OF PERIOD... $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                  ========   ========   ========   ========   ========   ========      =======
Total Return.....................     4.74%      4.85%      4.95%      2.87%      2.57%      3.91%        6.28%(c)
RATIOS/SUPPLEMENT DATA:
    Net Assets at end of period
      (000)...................... $298,424   $217,406   $187,007   $165,353   $169,428   $136,637     $ 95,585
    Ratio of expenses to average
      net assets.................     0.72%      0.74%      0.75%      0.81%      0.81%      0.81%        0.78%(b)
    Ratio of net investment
      income to average net
      assets.....................     4.65%      4.74%      4.88%      2.81%      2.51%      3.65%        6.10%(b)
    Ratio of expenses to average
      net assets*................     0.97%      0.99%      1.00%      1.01%      1.01%      1.04%        1.03%(b)
    Ratio of net investment
      income to average net
      assets*....................     4.40%      4.49%      4.63%      2.61%      2.31%      3.41%        5.85%(b)

------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Unannualized.

INVESTMENT OBJECTIVE

U.S. TREASURY FUND
The investment objective of the U.S. Treasury Fund is to seek current income with liquidity and stability of principal by investing exclusively in short-term obligations backed by the full faith and credit of the U.S. government, some of which may be subject to repurchase agreements.

CASH MANAGEMENT FUND
The investment objective of the Cash Management Fund is to seek current income with liquidity and stability of principal by investing in money market instruments which are considered by the Board of Trustees to present minimal credit risks.

BOTH MONEY MARKET FUNDS
All securities or instruments in which either of the Money Market Funds invests are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). All instruments in which either of the Money Market Funds invests will have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities. The average dollar-weighted maturity of the securities in each of the Money Market Funds will not exceed 90 days.

prospectus

Obligations purchased by the Money Market Funds are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks. See the Statement of Additional Information for an explanation of the amortized cost valuation method.

Although the U.S. Treasury Fund and the Cash Management Fund have similar investment objectives, their particular portfolio securities and yields will differ due to differences in the types of permitted investments, cash flow, and the availability of particular portfolio investments. The investment objective with respect to each of the Money Market Funds is fundamental and may not be changed without a vote of the holders of a majority of the outstanding Shares (as defined in "GENERAL INFORMATION--Miscellaneous") of the respective Fund. There can be, of course, no assurance that either of the Money Market Funds will achieve its investment objective.

Additionally, the Money Market Funds may engage in certain investment techniques which may subject the Funds to certain risks (see "OTHER INVESTMENT TECHNIQUES OF THE MONEY MARKET FUNDS").

INVESTMENT POLICIES AND SPECIAL CONSIDERATIONS

U.S. TREASURY FUND
The U.S. Treasury Fund will invest exclusively in obligations backed by the full faith and credit of the U.S. government and at least 65% of the Fund's total assets will be invested in direct U.S. Treasury obligations, some of which may be subject to repurchase agreements. Such obligations may include "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Obligations purchased by the U.S. Treasury Fund may be subject to repurchase agreements.

CASH MANAGEMENT FUND
The Fund may invest in (1) obligations of the U.S. government or its agencies or instrumentalities; (2) commercial paper, loan participation interests, medium-term notes, asset-backed securities and other promissory notes, including floating or variable rate obligations; and (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, bearer deposit notes and promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two nationally recognized statistical ratings organizations ("NRSROs") (e.g., "A-1" by Standard & Poor's Corporation and "Prime-1" by Moody's Investors Services, Inc.); or (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Board of Trustees and subject to the ratification of the Board of Trustees. See the Statement of Additional Information for definitions of the foregoing instruments and rating systems.

The Fund will concentrate its investments in obligations issued by the banking industry. Concentration in this context means the investment of more than 25% of the Fund's assets in such investments.

                                                                      prospectus

However, for temporary defensive purposes during periods when the Investment Adviser believes that maintaining this concentration may be inconsistent with the best interest of Shareholders, the Fund will not maintain this concentration. Concentration in obligations issued by commercial banks and bank holding companies will involve a greater exposure to economic, business, political, or regulatory changes that are generally adverse to banks and bank holding companies. Such changes could include significant changes in interest rates, general declines in bank asset quality, including real estate loans, and the imposition of costly or otherwise burdensome government regulations or restrictions. The Fund will not purchase securities issued by BOK or any of its affiliates.

Investments in Eurodollar and Yankeedollar obligations involve additional risks not present with domestic securities. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions might adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

Obligations issued or guaranteed by U.S. government agencies or instrumentalities in which the Cash Management Fund may invest can vary significantly in terms of the credit risk involved. Obligations of certain agencies and instrumentalities of the U.S. government such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Cash Management Fund will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser deems the credit risk with respect thereto to be minimal.

Investments in loan participation interests are generally not traded in a secondary market and are regarded by the Funds as illiquid; the Cash Management Fund intends to limit investments in loan participation interests to 5% of its total assets.

Variable amount master demand notes in which the Cash Management Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Cash Management Fund and the issuer, they are not normally traded. Although there is no secondary market for the notes, the Cash Management Fund may demand payment of principal and accrued interest at any time. The period of time remaining until the principal amount actually can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent such maximum period were exceeded, the note in question would be considered illiquid. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business prospectus
concerns) must satisfy the same criteria as set forth above for commercial paper. The Cash Management Fund will invest in variable amount master demand notes only where such notes are determined by its Investment Adviser pursuant to guidelines established by the Funds' Board of Trustees to be of comparable quality to rated issuers or instruments eligible for investment by the Cash Management Fund. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

The Cash Management Fund may acquire puts with respect to obligations in its portfolio and sell those puts in conjunction with a sale of those obligations. See the Statement of Additional Information for more information regarding puts.

OTHER INVESTMENT TECHNIQUES OF THE MONEY MARKET FUNDS

MORTGAGE-RELATED SECURITIES

The Money Market Funds may purchase mortgage-related securities representing pools of mortgage loans assembled for sale to investors. The U.S. Treasury Fund will invest only in mortgage-related securities backed by the full faith and credit of the U.S. government. The Cash Management Fund may also invest in such instruments and, in addition, may invest in mortgage-backed securities issued and/or guaranteed only by U.S. government agencies or instrumentalities, or by private issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party, or otherwise similarly secured, the market value of the security, which may fluctuate is not so secured. If a Money Market Fund purchases a mortgage-related security at a premium, that premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates, the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund holding the security. In addition, regular payments received in respect of mortgage related securities include both interest and principal. No assurance can be given as to the return the Money Market Fund holding a mortgage-related security will receive when these amounts are reinvested. The Cash Management Fund also may invest in collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. For further discussion concerning the investment considerations involved, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Fund Instruments--Mortgage-Related Securities" in the Statement of Additional Information.

                                                                      prospectus

REPURCHASE AGREEMENTS
Securities held by a Money Market Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Money Market Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Investment Adviser deems creditworthy under guidelines approved by the Funds' Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Money Market Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Investment Adviser possessing investment authority will monitor the collateral's value to ensure that it equals or exceeds the repurchase price. In addition, securities subject to repurchase agreements will be held in a segregated account by the Custodian or a Sub-Custodian of the Fund. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. See the Statement of Additional Information for more information regarding this investment practice.

WHEN-ISSUED SECURITIES
The Money Market Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Money Market Fund will generally not pay for such securities or start earning interest on them until they are received. When a Money Market Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Money Market Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. In the event that its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets, a Money Market Fund's liquidity and the ability of the Investment Adviser to manage it might be severely affected. No Money Market Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

REVERSE REPURCHASE AGREEMENTS
The Money Market Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Money Market Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time a Money Market Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality securities, consistent with the Fund's investment objective having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Money Market Fund may prospectus
decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

SECURITIES LENDING
In order to generate additional income, a Money Market Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. The Funds will enter into loan agreements only with broker-dealers, banks, or institutions that BOK has determined are creditworthy under guidelines established by the Funds' Board of Trustees. The Money Market Funds intend to limit their securities lending to 5% of their respective total assets. See the Statement of Additional Information for more information on these investment activities.

PRIVATE PLACEMENT INVESTMENTS
The Money Market Funds may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and resold to qualified institutional buyers under Securities Act Rule 144A ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Money Market Funds will not invest more than 10% of their respective assets in Section 4(2) paper and illiquid securities unless the Investment Adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper held by such Money Market Fund in excess of this level is at all times liquid.

Because it is not possible to predict with assurance exactly how this market for
Section 4(2) paper sold and offered under Rule 144A will develop, the Board of Trustees and the Investment Adviser, pursuant to the guidelines approved by the Board of Trustees, will carefully monitor the Money Market Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) paper could have the effect of reducing the Money Market Funds' liquidity to the extent that qualified institutional buyers become for a time not interested in purchasing these restricted securities.

ASSET-BACKED SECURITIES
The Cash Management Fund may invest in securities backed by automobile receivables and creditcard receivables and other securities backed by other types of receivables or other assets. Credit support for assetbacked securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. The Cash Management Fund will only purchase an asset-backed security if it prospectus
is rated within the three highest ratings categories assigned by a NRSRO (e.g., at least "A" by S&P or Moody's). Asset-backed securities are generally considered to be illiquid.

INVESTMENT RESTRICTIONS

The U.S. Treasury Fund and the Cash Management Fund are subject to a number of fundamental investment restrictions that may be changed with respect to a particular Money Market Fund only by a vote of a majority of the outstanding Shares of such Money Market Fund (see "GENERAL INFORMATION--Miscellaneous").

U.S. TREASURY FUND
The U.S. Treasury Fund may not purchase securities other than U.S. Treasury bills, notes and other obligations backed by the full faith and credit of the U.S. government, some of which may be subject to repurchase agreements.

BOTH MONEY MARKET FUNDS
The U.S. Treasury Fund and the Cash Management Fund may not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government (and, with respect to the Cash Management Fund, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, with respect to 75% of its portfolio, more than 5% of the value of each Fund's total assets would be invested in such issuer.*

2. Purchase any securities which would cause more than 25% of the value of each Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations issued by commercial banks and bank holding companies, repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities and obligations issued by commercial banks and bank holding companies primarily engaged in the banking industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets,

---------------

* In addition, although not a fundamental investment restriction (and therefore subject to change without a Shareholder vote), to the extent required by rules of the Securities and Exchange Commission the U.S. Treasury Fund and the Cash Management Fund each generally apply the above restriction with respect to 100% of their portfolios.

prospectus
   except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of the total assets of such Fund.

4. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

5. Enter into repurchase agreements with maturities in excess of seven days if such investment, together with other instruments in such Fund which are not readily marketable, exceeds 10% of such Fund's net assets.

6. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets.

CASH MANAGEMENT FUND
The Cash Management Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except that the Cash Management Fund may acquire puts with respect to obligations in its portfolio and sell those puts in conjunction with a sale of those obligations. The Cash Management Fund will not:

(1) Acquire a put, if, immediately after such acquisition, over 5% of the total value of the Cash Management Fund's assets would be subject to puts from such issuer (except that the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and the investment restriction immediately below, a put will be considered to be from the party to whom the Cash Management Fund will look for payment of the exercise price;

(2) Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if immediately after that acquisition the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total value of the Cash Management Fund's assets.

VALUATION OF SHARES

The net asset values of the Funds are determined and their Shares are priced as of 12:00 (noon) Eastern time and as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each Business Day ("Valuation Time"). As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, and the Federal Reserve Bank of Kansas City is open, except days on which there are not sufficient changes in the value of a Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE or the Federal Reserve Bank of Kansas City is closed on the following holidays: New Year's prospectus

Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of a Money Market Fund's assets, less its liabilities, by the number of such Money Market Fund's outstanding Shares.

The assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and no security will have a remaining maturity in excess of 397 days, although obligations subject to repurchase agreements and certain variable and floating rate instruments may bear longer maturities.

Although each of the Money Market Funds seeks to maintain the net asset value per Share at $1.00, there can be no assurance that this net asset value will be maintained.

HOW TO PURCHASE SHARES

Shares of the Money Market Funds ("Shares") are sold on a continuous basis and may be purchased directly from the Funds' Distributor, BISYS, either by mail, by telephone, or by electronic transfer. Shares may also be purchased through a bank or broker-dealer who has established a dealer agreement with the Distributor. Except as described in "Auto Invest Plan" below, the minimum initial purchase is $1,000, and the minimum for subsequent purchases is $100. These minimums may be waived if purchases are made in connection with Individual Retirement Accounts ("IRAs"), Keoghs, qualified pension plans or other employer plans. For information on IRAs, Keoghs or similar plans, contact BOK at (918) 588-6586.

Shares of each Money Market Fund are purchased at the net asset value per Share of each such Money Market Fund (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order to purchase Shares in good form. An order accepted after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the first Valuation Time on the next Business Day. An order to purchase Shares will be deemed to have been received and accepted by the Distributor only when federal funds with respect thereto are available to the Funds' Custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Funds' Custodian, if received prior to 12:00
(noon) Eastern time. Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Funds strongly recommend that investors of substantial amounts use federal funds to purchase Shares.

BY MAIL
Investors may make an initial purchase of Shares of the Money Market Funds by completing and signing an Account Registration form and mailing it, along with a check (or other negotiable bank instrument or money order) for at least $1,000, payable to the appropriate Money Market Fund, in care of the Funds' Custodian at Bank of Oklahoma, N.A., Attention: American Performance Funds, Department 12, Tulsa,

prospectus

Oklahoma 74182. Subsequent purchases of Shares may be made at any time by mailing a check (or other negotiable bank draft or money order) for at least $100 to the above address.

Account Registration forms can be obtained by calling the Funds at (800)
762-7085.

BY TELEPHONE OR ELECTRONIC TRANSFER
If an investor's Account Registration form has been previously received by the Distributor, investors may also purchase Shares of either of the Money Market Funds by telephone or by electronic transfer to the Funds' Custodian. To place an order by telephone, call the Funds toll-free at (800) 762-7085. Payment for Shares ordered by telephone may be made by check and must be received by the Funds' Custodian within the settlement requirements defined under the Securities Exchange Act of 1934. Shares of the Funds ordered by telephone will be purchased for the Shareholder's account when the order has been received and federal funds with respect thereto are available to the Funds' Custodian for investment. Any questions regarding current settlement requirements or electronic payment instructions can be directed to the Funds at (800) 762-7085.

AUTO INVEST PLAN
The Funds offer an Auto Invest Plan which enables Shareholders of the Funds to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts. With Shareholder authorization, the Transfer Agent deducts the amount specified from the Shareholder's bank account which is then automatically invested in Shares at net asset value. The required minimum initial investments when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments in the Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration form which can be acquired by calling (800) 762-7085. To change the Auto Invest instructions, a Shareholder must submit a written request to the Distributor. A Shareholder may discontinue the feature by submitting a written request to or by calling the Funds.

FUND DIRECT INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")
A Fund Direct IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

All IRA distribution requests must be made in writing to the Funds. Any additional deposits to an IRA must distinguish the type and year of the contribution. For more information on an IRA call the Funds at (800) 762-7085. Shareholders are advised to consult a tax adviser on IRA contributions and withdrawal requirements and restrictions.

OTHER INFORMATION REGARDING PURCHASES
Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by prospectus

Participating Organizations under the Funds' Distribution Plan (see "DISTRIBUTION"). Shares of the Funds sold to a Participating Organization acting on behalf of Customers will normally be held of record by the Participating Organization, and it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof to the Custodian on a timely basis. Beneficial ownership of Shares of the Funds will be reflected in the account statements provided to customers by Participating Organizations.

Depending upon the terms of a particular Customer account, Participating Organizations may charge a Customer account fees for services provided in connection with investment in any Money Market Fund. Information concerning these services and any charges can be obtained from the Participating Organization. This Prospectus should be read in conjunction with any such information so received.

In the case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next day.

Each Money Market Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party checks.

Every Shareholder will receive a confirmation of each new transaction in the Shareholder's account, which will also show the total number of Shares of such Fund owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Shareholders may rely on these confirmations in lieu of certificates. No certificates representing Shares of any Fund will be issued.

SALES CHARGES

There is no sales charge imposed by the Funds in connection with the purchase of Shares of the Money Market Funds. Sales charges apply to purchases of the seven other Funds of the American Performance Funds.

EXCHANGE PRIVILEGE

Shareholders may exchange Shares of the Money Market Funds for Shares of any other Funds of the American Performance Funds so long as they maintain the respective minimum account balance in each such Fund in which they own Shares. Exchanges made from the Money Market Funds to the American Performance Bond Investment Funds and the American Performance Equity Investment Funds will be subject to the applicable sales charge upon the exchange, up to a maximum of 5.00%. Exchanges made from either Money Market Fund into the other Money Market Fund will be accomplished on the basis of current net asset value. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. The prospectus
exchange privilege may only be exercised in states where the exchange may legally be made. The Funds reserve the right to eliminate or to alter the terms of this exchange offer upon sixty days' notice to Shareholders.

A Shareholder wishing to exchange his or her Shares may do so by contacting the Funds at (800) 762-7085 or by providing written instructions to the Distributor. Any Shareholder who wishes to make an exchange must have received a current Prospectus of the Fund in which he or she wishes to invest before the exchange will be effected.

HOW TO REDEEM SHARES

Shares may ordinarily be redeemed by mail or by telephone. Shareholders may redeem their Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES"). However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account held at a Participating Organization.

BY MAIL
Shares may be redeemed by mail by sending a written request to the Distributor in care of the Funds' Custodian at Bank of Oklahoma, N.A., Attention: American Performance Funds, Department 12, Tulsa, Oklahoma 74182. The Distributor may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Distributor reserves the right to reject any signature guarantee if (i) it has reason to believe that the signature is not genuine, (ii) it has reason to believe that the transaction would otherwise be improper, or (iii) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirements will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed or sent electronically to a commercial bank account previously designated on the Account Registration form or by written instruction to the Distributor. There is no charge for having redemption requests mailed to a designated bank account.

BY TELEPHONE
Shares may be redeemed by telephone if the Account Registration form reflects that the Shareholder has that capability. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Registration form. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Electronic payment requests may be made by the Shareholder by calling the Funds at (800) 762-7085. The Transfer Agent may reduce the amount of a wire redemption payment by the Custodian's then-current wire redemption charge (presently $15.00). Neither the Distributor, the Investment Adviser, the Sub-Adviser nor the Funds will be liable for any losses, damages, expenses or costs arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instruc-

                                                                      prospectus
tions reasonably believed to be genuine. The Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Distributor at the address listed above under "HOW TO REDEEM SHARES--By Mail." The telephone redemption option will be suspended for a period of 10 days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN
The Systematic Withdrawal Plan enables Shareholders of the Fund to make regular monthly or quarterly redemptions of Shares if their account has at least $10,000. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100. To participate in the Systematic Withdrawal Plan, Shareholders should call (800) 762-7085 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. To change the Systematic Withdrawal instructions, a Shareholder must submit a written request to the Distributor. A Shareholder may discontinue the feature by submitting a written request to or by calling the Funds.

OTHER INFORMATION REGARDING REDEMPTIONS
All redemption orders are effected at the net asset value per Share next determined after receipt of a valid request for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within the settlement requirements defined in the Securities Exchange Act of 1934, after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, requests from Shareholders for payments upon redemption of Shares received by the Distributor before 12:00 (noon) Eastern time, will be honored on that Business Day or, if received after 12:00 (noon) Eastern time, on the following Business Day, unless it would be disadvantageous to the Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times a Money Market Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed for up to 15 days until payment has been collected for the purchase of such Shares. The Money Market Funds intend to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in readily marketable portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high cost of handling small investments, each Money Market Fund reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Money Market Fund has a prospectus
value of less than $500. Before any Money Market Fund exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least $500.

See the Funds' Statement of Additional Information--"ADDITIONAL PURCHASE AND REDEMPTION INFORMATION"--for examples of when the right of redemption may be suspended.

DIVIDENDS

The net investment income of each Money Market Fund is declared daily and paid monthly as a dividend to the respective Shareholders of each such Fund. Net capital gain income (if any) is distributed at least once a year. Shares in the Money Market Funds purchased before 12:00 (noon) Eastern time begin earning dividends on the same Business Day. All Shares continue to earn dividends through the day before their redemption. A Shareholder will automatically receive all dividends from a Fund in additional full and fractional Shares of such Fund at the net asset value as of the ex-dividend date, unless the Shareholder elects to receive dividends in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his Shares in a Money Market Fund. Such election, or any revocation thereof, must be made in writing to the Distributor, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends paid after its receipt by the Distributor.

Shareholders may elect to have all income, dividends, and capital gains distributions paid by check or reinvested in the Fund. If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gains distribution will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable check that remains uncashed for six months will be canceled and reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL INCOME TAXES

Each of the Money Market Funds is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute on a current basis all of its net investment income and net capital gains, if any, so that it is not required to pay federal income taxes on amounts so distributed to Shareholders. In general, distributions, whether paid in cash or additional shares, are taxable to Shareholders as ordinary income. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

The Money Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gain dividends" as described in the Code.

                                                                      prospectus

Dividends attributable to interest earned on obligations of the U.S. government may not be exempt from state taxes even though the interest, if earned directly by the Shareholders, would be exempt from such taxes. Shareholders should consult their tax advisers for further information concerning state and local taxes, which may differ from federal income tax rules.

Additional information regarding federal taxes is contained in the Statement of Additional Information under "INVESTMENT OBJECTIVES AND POLICIES--Additional Tax Information Concerning All the Funds." However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change. Potential investors in a Money Market Fund are urged to consult their tax advisers with special reference to their own tax situation.

DISTRIBUTION

Shares of the Money Market Funds are sold on a continuous basis by the Distributor for the Funds, BISYS Fund Services (the "Distributor"). Under the Funds' Distribution and Shareholder Services Plan (the "Distribution Plan"), the Money Market Funds will pay a monthly distribution fee (also referred to as a 12b-1 Fee) to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to the lesser of (1) such fee as may from time to time be agreed upon in writing by the Funds and the Distributor, or (2) twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of each of the Money Market Funds. The Distributor may use the distribution fee to provide distribution assistance with respect to the Money Market Funds' Shares or to provide Shareholder services to the holders of the Money Market Funds' Shares ("Customers") purchased through financial institutions and intermediaries, broker-dealers, or similar entities, including affiliates or subsidiaries of the Distributor ("Participating Organizations") pursuant to contractual arrangements with the Distributor under the Distribution Plan.

The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the contractual agreement entered into under the Distribution Plan.

The Glass-Steagall Act and other applicable laws generally prohibit banks from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, banks acting as Participating Organizations may provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Funds to alter or discontinue their arrangements with banks that act as Participating Organizations, or change their method of operations. It is not anticipated, however, that any change in the Funds' method of operations would affect their net asset value per share or result in financial loss to any customer. See the Statement of Additional Information for further information regarding the Distribution Plan.

prospectus

MANAGEMENT OF THE MONEY MARKET FUNDS

TRUSTEES OF THE FUNDS
Overall responsibility for management of the Money Market Funds rests with the Board of Trustees of the Funds, who are elected by the Shareholders of the Funds. The Funds will be managed by the Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Funds within the meaning of that term under the 1940 Act. The Board of Trustees, in turn, elects the officers of the Funds to supervise actively the Funds' day-to-day operations.

The Trustees of the Funds, their addresses, and principal occupations during the past five years are as follows:

                               POSITION(S) HELD                        PRINCIPAL OCCUPATION
    NAME AND ADDRESS            WITH THE FUNDS                        DURING PAST FIVE YEARS
-------------------------   ----------------------   ---------------------------------------------------------
Walter B. Grimm*             Chairman and Trustee    From June, 1992 to present, employee of BISYS Fund
3435 Stelzer Road                                      Services; From 1987 to June, 1992, President of Leigh
Columbus, Ohio 43219                                   Consulting/Investments (investment firm).
Michael J. Hall                    Trustee           From December, 1995 to present, Vice President and Chief
7130 South Lewis                                       Financial Officer, Worldwide Sports & Recreation, Inc.;
Suite 850                                              from January, 1994 to present, Vice President and Chief
Tulsa, Oklahoma 74136                                  Financial Officer, Pexco Holdings, Inc.; from 1991 to
                                                       December, 1993, Senior Vice President, Finance and
                                                       Administration, Chief Financial Officer, Treasurer, and
                                                       Director of Operations, Europe/Africa/Middle East
                                                       Region of T.D. Williamson, Inc. (a heavy equipment
                                                       manufacturer).
Perry A. Wimpey                    Trustee           From January, 1992 to present, Local Financial and
4843 S. 69th East Avenue                               Regulatory Consultant; from June, 1985 to January,
Tulsa, Oklahoma 74145                                  1992, Senior Vice President and Chief Financial
                                                       Officer, ONEOK Inc. (an energy company).
I. Edgar Hendrix                   Trustee           From June 1983 to present, Vice President and Treasurer,
8 East 3rd Street                                      Parker Drilling Co.
Tulsa, Oklahoma 74103

------------
*Indicates an "interested person" of the Funds as defined in the 1940 Act.

The Trustees of the Funds receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Investment Adviser, the Sub-Adviser or the Administrator of the Funds receives any compensation from the Funds for acting as a Trustee. The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices. BISYS receives fees from the Funds for acting as Administrator and may receive additional income under the Distribution Plan of the Funds.

INVESTMENT ADVISER

U.S. TREASURY FUND
BOK serves as the Investment Adviser to the U.S. Treasury Fund. BOK, the largest trust company in the State of Oklahoma, is a subsidiary of BOK Financial Corporation ("BOK Financial"). BOK Financial is controlled by its principal shareholder, George B. Kaiser. Through its subsidiaries, BOK Financial provides a full array of trust, commercial banking and retail banking services. Its non-bank subsidiaries prospectus
engage in various bank-related services, including mortgage banking and providing credit, life, accident, and health insurance on certain loans originated by its subsidiaries.

BOK maintains offices in Tulsa and Oklahoma City and offers a variety of services for both corporate and individual customers. Individual financial trust services include personal trust management, administration of estates, and management of individual investments and custodial accounts. For corporate clients, the array of services includes management, administration and recordkeeping of pension plans, thrift plans, 401(k) plans and master trust plans. BOK has experience in providing investment advisory service to the Funds and experience in managing collective investment funds with investment portfolios and objectives comparable to those of the Funds. BOK also serves as transfer agent and registrar for corporate securities, paying agent for dividends and interest, and indenture trustee of bond issues. At December 31, 1996 BOK was responsible for approximately $8.1 billion in assets including approximately $4.2 billion in assets under management and possessed average equity capital of $322 million.

Subject to the general supervision of the Funds' Board of Trustees and in accordance with the investment objective and restrictions of the U.S. Treasury Fund, BOK reviews, supervises, and provides general investment advice regarding the U.S. Treasury Fund's investment programs. Subject to the general supervision of the Funds' Board of Trustees and in accordance with the investment objective and restrictions of the U.S. Treasury Fund, BOK makes all final decisions with respect to portfolio securities of the U.S. Treasury Fund, places orders for all purchases and sales of the portfolio securities of the U.S. Treasury Fund, and maintains the U.S. Treasury Fund's records directly relating to such purchases and sales.

For the services provided and expenses assumed pursuant to the Investment Advisory Agreement with the Funds regarding the U.S. Treasury Fund, BOK receives a fee from the U.S. Treasury Fund, computed daily and paid monthly equaling the lesser of (1) such fee as may from time to time be agreed upon in writing by the Funds and BOK, or (2) forty one-hundredths of one percent (0.40%) of the Fund's average daily net assets. BOK receives fee income from the Funds from several other sources. (See "SALES CHARGES," "DISTRIBUTION," and "GENERAL INFORMATION--Custodian and Transfer Agent.") BOK may periodically waive all or a portion of its fee with respect to the U.S. Treasury Fund to increase the net income of such Fund available for distribution as dividends. BOK has currently established its investment advisory fee pertaining to the U.S. Treasury Fund at forty one-hundredths of one percent (0.40%) of the U.S. Treasury Fund's average daily net assets pursuant to agreements with the Funds.

For investment advisory services to the U.S. Treasury Fund for the fiscal year ended August 31, 1997, the Fund paid BOK 0.40% of its average daily net assets.

CASH MANAGEMENT FUND
BOK serves as the Investment Adviser to the Cash Management Fund and AMR serves as the Sub-Adviser, pursuant to a sub-investment advisory agreement between BOK and AMR.

Subject to the general supervision of the Funds' Board of Trustees and BOK, and in accordance with the investment objective and restrictions of the Cash Management Fund, AMR performs the following prospectus
services: management of the Cash Management Fund, decisions with respect to portfolio securities, placement of orders for all purchases and sales of the portfolio securities of the Cash Management Fund, and maintenance of the Cash Management Fund's records directly relating to such purchases and sales.

AMR is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., organized in 1986 to provide business management, advisory, administrative and asset management consulting services. As of September 30, 1997 AMR assets under management (including assets under fiduciary advisory control) totaled approximately $18.8 billion including approximately $6.6 billion under active management and $12.2 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.6 billion of assets are related to AMR Corporation.


For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Funds regarding the Cash Management Fund, BOK receives a fee from the Cash Management Fund, computed daily and paid monthly of the lesser of (1) such fee as may from time to time be agreed upon in writing by the Funds and BOK, or (2) forty one-hundredths of one percent (0.40%) of the Fund's average daily net assets. Of this amount, BOK pays AMR a fee, computed daily and paid monthly, at an annual rate not less than fifteen one-hundredths of one percent (0.15%) nor more than forty one-hundredths of one percent (0.40%) of the Cash Management Fund's average daily net assets, pursuant to a sub-investment advisory agreement between BOK and AMR. BOK may periodically waive all or a portion of its fee with respect to the Cash Management Fund to increase the net income of such Fund available for distribution as dividends.



For investment advisory services to the Cash Management Fund for the fiscal year ended August 31, 1997, the Fund paid BOK, 0.40% of its average daily net assets. Of this amount, BOK paid AMR 0.17% of the Cash Management Fund's average daily net assets.


ADMINISTRATOR AND DISTRIBUTOR
BISYS is the Administrator for each of the Funds and also acts as the Funds' principal underwriter and Distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. The Administrator generally assists in all aspects of the administration and operation of the Money Market Funds.

For expenses assumed and services provided as Administrator pursuant to its administration agreement with the Funds, BISYS is entitled to receive a fee from each Money Market Fund, computed daily and paid periodically, at the lesser of
(1) such fee as may from time to time be agreed upon in writing by the Funds and the Administrator, and (2) an annual rate of twenty one-hundredths of one percent (0.20%) of each Money Market Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to a Fund to increase the net income of the Fund available for distribution as dividends.

For administration services to the U.S. Treasury Fund and the Cash Management Fund for the fiscal year ended August 31, 1997, each Fund paid the Administrator 0.20% of its average daily net assets.

                                                                      prospectus

SUB-ADMINISTRATOR
BOK serves as the Sub-Administrator to the Funds pursuant to an agreement between the Administrator and BOK. Pursuant to this agreement, BOK assumed many of the Administrator's duties, for which BOK receives a fee, paid by the Administrator, calculated at an annual rate of five one-hundredths of one percent (0.05%) of each Fund's average net assets.

EXPENSES
The Investment Adviser, Sub-Adviser, and the Administrator each bear all expenses in connection with the performance of their services, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. Each Money Market Fund bears the following expenses relating to its respective operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the Funds, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the particular Fund, certain insurance premiums, costs of maintenance of the Funds' existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in each Fund's operation.

BANKING LAWS
BOK believes that it may perform the investment advisory services contemplated by its agreement with the Funds and this Prospectus without violating the Glass-Steagall Act. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BOK could continue to perform such services for the Funds. See "MANAGEMENT OF THE FUNDS--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

GENERAL INFORMATION

DESCRIPTION OF THE FUNDS AND THEIR SHARES
The Money Market Funds represent two separate series of units of beneficial interest ("Shares") of American Performance Funds, a Massachusetts business trust which was organized in October of 1987 and began active operations in August of 1990. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees.

As of November 18, 1997, Bank of Oklahoma, N.A. (Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma 74103) and its bank affiliates were the Shareholders of record of 99.58% of the U.S.

prospectus

Treasury Fund's Shares and 99.85% of the Cash Management Fund's Shares. As of November 25, 1997, Bank of Oklahoma, N.A. and its bank affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to 70.59% of the U.S. Treasury Fund's Shares and 56.55% of the Cash Management Fund's Shares, and as a consequence, Bank of Oklahoma, N.A. and its bank affiliates may be deemed to be a controlling person of the U.S. Treasury Fund and the Cash Management Fund under the 1940 Act.

Shareholders are entitled to one vote for each Share, and a proportionate fractional vote for any fraction of a Share, and will vote in the aggregate and not by series except as otherwise expressly required by law.

Although the Funds are not required to hold annual meetings of Shareholders, Shareholders have the right (1) to call a meeting to elect or remove one or more of the Trustees of the Funds and (2) to be assisted by the Trustees in communicating with other Shareholders of the Funds. Shareholder inquiries should be directed to the Secretary of the Funds, at 3435 Stelzer Road, Columbus, Ohio 43219.

Overall responsibility for the management of the Funds is vested in the Board of Trustees. See "MANAGEMENT OF THE MONEY MARKET FUNDS--Trustees of the Funds." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders in accordance with the provisions of the Declaration of Trust and By-laws of the Funds and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

CUSTODIAN AND TRANSFER AGENT
Bank of Oklahoma, N.A. serves as custodian for the Funds. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, serves as the transfer agent ("Transfer Agent") for the Funds and performs fund accounting.

PERFORMANCE INFORMATION
From time to time each Money Market Fund may present its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Money Market Fund refers to the income generated by an investment in the Money Market Fund over a seven calendar-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Performance information for the Money Market Funds showing their average annual total return and aggregate total return may also be presented in advertisements, sales literature, and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Total return will be calculated for the period since the establishment of the Money Market Funds. Average annual total return is measured by comparing the value of an investment in a Money Market Fund at the beginning of the relevant period and the redemption value of the investment at the end of the prospectus
period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is measured similarly to average annual total return, however, the resulting difference is not annualized.

Investors may also judge the performance of other mutual funds with similar investment objectives and other relevant indices. For example, the performance of the Money Market Funds may be compared to the Donoghue's "Money Fund Average", which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to data prepared by Lipper Analytical Services, Inc., as well as to performance data as reported in publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, U.S.A. Today, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Wiesenberger, American Banker, Fortune, Institutional Investor and local newspapers. In addition to yield information, general information about these Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to Shareholders. Additional performance information is contained in the Funds' Annual Report, which is available free of charge by calling the telephone number on the front page of the prospectus.

Yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of any Money Market Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in these Money Market Funds' Shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Participating Organizations to Customer accounts investing in Shares of these Money Market Funds will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted. For further information on performance information, see "PERFORMANCE COMPARISONS" in the Statement of Additional Information.

MISCELLANEOUS
Shareholders will receive unaudited mid-year reports describing the investment operations of the Money Market Funds and annual financial statements audited by independent public accountants.

As used in this Prospectus and in the Statement of Additional Information, "assets belonging to" a Fund means the consideration received by the Fund upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Funds not readily identified as belonging to a particular Fund that are allocated to that Fund by the Funds' Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative total net assets of the respective Funds at the prospectus
time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses with respect to that Fund, and with a share of the general liabilities and expenses of the Fund not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative total net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Fund to particular Funds will be determined by the Board of Trustees of the Funds and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Funds as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the outstanding Shares of the Funds or such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding Shares of the Funds or such Fund.

Inquiries regarding the Funds may be directed in writing to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 762-7085.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE MONEY MARKET FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE MONEY MARKET FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                      prospectus

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

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

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
                           AMERICAN PERFORMANCE FUNDS

                               MONEY MARKET FUNDS

                               U.S. TREASURY FUND
                              CASH MANAGEMENT FUND


                    INVESTMENT ADVISER

                    Bank of Oklahoma, N.A.
                    Bank Oklahoma Tower
                    Tulsa, Oklahoma 74103


                    INVESTMENT SUB-ADVISER
                    (CASH MANAGEMENT FUND ONLY)

                    AMR Investment Services, Inc.
                    P.O. Box 619003
                    Dallas/Ft. Worth Airport,
                    Texas 75261-9003


                    ADMINISTRATOR AND
                    DISTRIBUTOR

                    BISYS Fund Services
                    3435 Stelzer Road
                    Columbus, Ohio 43219-3055


                    LEGAL COUNSEL

                    Ropes & Gray
                    One Franklin Square
                    1301 K Street N.W.
                    Suite 800 East
                    Washington, DC 20005


                    AUDITORS

                    KPMG Peat Marwick LLP
                    Two Nationwide Plaza
                    Columbus, Ohio 43215


                       [AMERICAN PERFORMANCE FUNDS LOGO]
                           AMERICAN PERFORMANCE FUNDS
                    The Right Fit For Your Investment Goals





                               U.S. TREASURY FUND


                                CASH MANAGEMENT
                                      FUND





                                   Prospectus
                 December 17, 1997, As Revised January 7, 1998